EXHIBIT 24.1

                                POWER OF ATTORNEY


         The person whose signature appears below hereby constitutes and appoints Michael R. Farris and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-3 (the "Registration Statement") relating to the sale of shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation (the "Company"), by certain shareholders of the Company, including without limitation the following:

                  (i) all shares of Common Stock that that may from time to time become issuable upon the conversion of Series F convertible participating preferred stock issued related to the Company's July 2001 private placement, (ii) all price protection shares of common stock that were issued related to the Company's July 2001 private placement, (iii) all shares of Common Stock that were issued to The Lowenbaum Partnership L.L.C. related to legal services rendered, and (iv) shares held by any other shareholder of the Company who has the right to require the Company to include some or all of these shares in a Registration Statement (to the extent such holder elects to have such shares included in the Registration Statement), and any and all additional amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of August, 2001.



                                    /s/Gregory L. Wilson
                                   ---------------------------------------------
                             Name: Gregory L. Wilson

                                POWER OF ATTORNEY


         The person whose signature appears below hereby constitutes and appoints Michael R. Farris and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-3 (the "Registration Statement") relating to the sale of shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation (the "Company"), by certain shareholders of the Company, including without limitation the following:


                  (i) all shares of Common Stock that that may from time to time become issuable upon the conversion of Series F convertible participating preferred stock issued related to the Company's July 2001 private placement, (ii) all price protection shares of common stock that were issued related to the Company's July 2001 private placement, (iii) all shares of Common Stock that were issued to The Lowenbaum Partnership L.L.C. related to legal services rendered, and (iv) shares held by any other shareholder of the Company who has the right to require the Company to include some or all of these shares in a Registration Statement (to the extent such holder elects to have such shares included in the Registration Statement), and any and all additional amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of August, 2001.



                                    /s/Terry A. Fuller, Ph.D.
                                   ---------------------------------------------
                             Name: Terry A. Fuller, Ph.D.

                                POWER OF ATTORNEY


         The person whose signature appears below hereby constitutes and appoints Michael R. Farris and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-3 (the "Registration Statement") relating to the sale of shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation (the "Company"), by certain shareholders of the Company, including without limitation the following:


                  (i) all shares of Common Stock that that may from time to time become issuable upon the conversion of Series F convertible participating preferred stock issued related to the Company's July 2001 private placement, (ii) all price protection shares of common stock that were issued related to the Company's July 2001 private placement, (iii) all shares of Common Stock that were issued to The Lowenbaum Partnership L.L.C. related to legal services rendered, and (iv) shares held by any other shareholder of the Company who has the right to require the Company to include some or all of these shares in a Registration Statement (to the extent such holder elects to have such shares included in the Registration Statement), and any and all additional amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of August, 2001.


                                    /s/Francis E. O'Donnell, Jr., M.D.
                                   ---------------------------------------------
                             Name: Francis E. O'Donnell, Jr., M.D.

                                POWER OF ATTORNEY


         The person whose signature appears below hereby constitutes and appoints Michael R. Farris and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-3 (the "Registration Statement") relating to the sale of shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation (the "Company"), by certain shareholders of the Company, including without limitation the following:


                  (i) all shares of Common Stock that that may from time to time become issuable upon the conversion of Series F convertible participating preferred stock issued related to the Company's July 2001 private placement, (ii) all price protection shares of common stock that were issued related to the Company's July 2001 private placement, (iii) all shares of Common Stock that were issued to The Lowenbaum Partnership L.L.C. related to legal services rendered, and (iv) shares held by any other shareholder of the Company who has the right to require the Company to include some or all of these shares in a Registration Statement (to the extent such holder elects to have such shares included in the Registration Statement), and any and all additional amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of August, 2001.




                                    /s/D. Michael Litscher
                                   ---------------------------------------------
                             Name: D. Michael Litscher

                                POWER OF ATTORNEY


         The person whose signature appears below hereby constitutes and appoints Michael R. Farris and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-3 (the "Registration Statement") relating to the sale of shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation (the "Company"), by certain shareholders of the Company, including without limitation the following:


                  (i) all shares of Common Stock that that may from time to time become issuable upon the conversion of Series F convertible participating preferred stock issued related to the Company's July 2001 private placement, (ii) all price protection shares of common stock that were issued related to the Company's July 2001 private placement, (iii) all shares of Common Stock that were issued to The Lowenbaum Partnership L.L.C. related to legal services rendered, and (iv) shares held by any other shareholder of the Company who has the right to require the Company to include some or all of these shares in a Registration Statement (to the extent such holder elects to have such shares included in the Registration Statement), and any and all additional amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of August, 2001.




                                    /s/Guy W. Numann
                                   ---------------------------------------------
                             Name: Guy W. Numann

                                POWER OF ATTORNEY


         The person whose signature appears below hereby constitutes and appoints Michael R. Farris and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-3 (the "Registration Statement") relating to the sale of shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation (the "Company"), by certain shareholders of the Company, including without limitation the following:


                  (i) all shares of Common Stock that that may from time to time become issuable upon the conversion of Series F convertible participating preferred stock issued related to the Company's July 2001 private placement, (ii) all price protection shares of common stock that were issued related to the Company's July 2001 private placement, (iii) all shares of Common Stock that were issued to The Lowenbaum Partnership L.L.C. related to legal services rendered, and (iv) shares held by any other shareholder of the Company who has the right to require the Company to include some or all of these shares in a Registration Statement (to the extent such holder elects to have such shares included in the Registration Statement), and any and all additional amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of August, 2001.



                                    /s/Michael R. Farris
                                   ---------------------------------------------
                             Name: Michael R. Farris

                                POWER OF ATTORNEY


         The person whose signature appears below hereby constitutes and appoints Michael R. Farris and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-3 (the "Registration Statement") relating to the sale of shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation (the "Company"), by certain shareholders of the Company, including without limitation the following:


                  (i) all shares of Common Stock that that may from time to time become issuable upon the conversion of Series F convertible participating preferred stock issued related to the Company's July 2001 private placement, (ii) all price protection shares of common stock that were issued related to the Company's July 2001 private placement, (iii) all shares of Common Stock that were issued to The Lowenbaum Partnership L.L.C. related to legal services rendered, and (iv) shares held by any other shareholder of the Company who has the right to require the Company to include some or all of these shares in a Registration Statement (to the extent such holder elects to have such shares included in the Registration Statement), and any and all additional amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of August, 2001.




                                    /s/David T. Pieroni
                                   ---------------------------------------------
                             Name: David T. Pieroni